May 17, 2002



Securities and Exchange Commission
Washington, D.C.  25049

Re:    Milestone Capital, Inc.
       File No. 033-15096-D


Dear Sir or Madam:

We have read Item 4 of the Form 8-K/A of Milestone Capital, Inc. dated May 17, 2002, and agree with the statements contained therein.

Sincerely,



/s/  Angell & Deering
-----------------------------
     Angell & Deering